SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE
                          SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): December 2, 1999


                          PLUM CREEK TIMBER COMPANY, INC.
              (Exact name of registrant as specified in its charter)


  Delaware                   			    1-10239 			            91-1912863
(State or other             (Commission File Number)    (I.R.S. Employer
jurisdiction of 					                                  Identification Number)
incorporation or
organization)



                         999 Third Avenue, Suite 2300
                        Seattle, Washington 98104-4096
                          Telephone: (206) 467-3600




ITEM 5.  OTHER EVENTS


The deadline for the submission of shareholder proposals for inclusion in the Registrant's year 2000 Annual Meeting proxy materials is January 10, 2000. Proposals must be received in writing at the principal executive offices of the Company by that date. The January 10, 2000 deadline supercedes and replaces the date stated in Item 2,
Part 5 of the Registrant's September 30, 1999 Form 10-Q


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLUM CREEK TIMBER COMPANY, INC.
                                       -------------------------------
                                     		(Registrant)


                                       By:	/s/ William R. Brown
                                       -----------------------
                                							William R. Brown
	                                 						Executive Vice President and
                                 							Chief Financial Officer


Date:	December 2, 1999